COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	69.0%
APARTMENT	3.7%
AvalonBay Communities, Inc.(a)		15,472	$3,485,068
Camden Property Trust		14,797	1,827,873
Essex Property Trust, Inc.(a)		25,951	7,666,445
UDR, Inc.(a)		596,106	27,027,446

			40,006,832

DATA CENTERS	8.4%
Digital Realty Trust, Inc.(a)(b)		309,157	50,030,877
Equinix, Inc.(a)(b)(c)		46,889	41,620,083

			91,650,960

FREE STANDING	2.8%
Agree Realty Corp.		103,313	7,782,568
NETSTREIT Corp.(a)(b)		410,377	6,783,532
Realty Income Corp.(a)(b)		247,006	15,665,121

			30,231,221

GAMING	2.9%
VICI Properties, Inc., Class A(a)(b)		967,289	32,220,397

HEALTH CARE	10.2%
Healthcare Realty Trust, Inc., Class A		1,215,621	22,063,521
Omega Healthcare Investors, Inc.(a)		259,940	10,579,558
Welltower, Inc.(a)		614,859	78,720,398

			111,363,477

HOTEL	1.0%
Host Hotels & Resorts, Inc.(a)(b)		596,718	10,502,237

INDUSTRIALS	6.2%
Americold Realty Trust, Inc.(a)(c)		287,012	8,113,829
BG LLH, LLC (Lineage Logistics)(d)		61,115	4,790,155
Lineage, Inc.		5,835	457,347
Prologis, Inc.(a)		403,367	50,937,185
Rexford Industrial Realty, Inc.		79,014	3,975,194

			68,273,710

MANUFACTURED HOME	2.6%
Equity LifeStyle Properties, Inc.(a)		135,981	9,700,884
Sun Communities, Inc.(a)(b)		141,932	19,182,110

			28,882,994

OFFICE	0.6%
Highwoods Properties, Inc.(a)(b)		188,322	6,310,670

REGIONAL MALL	4.0%
Simon Property Group, Inc.(a)(b)		260,594	44,045,598

SELF STORAGE	5.0%
Extra Space Storage, Inc.(a)		138,949	25,037,220
Public Storage(a)		83,316	30,316,193

			55,353,413

SHOPPING CENTER	1.5%
Kimco Realty Corp.(a)		711,971	16,531,967

		Shares	Value
SINGLE FAMILY HOMES	3.2%
Invitation Homes, Inc.(a)		988,625	$34,858,918

SPECIALTY	2.4%
Iron Mountain, Inc.(a)(b)(c)		209,457	24,889,775
Lamar Advertising Co., Class A(a)		14,535	1,941,876

			26,831,651

TELECOMMUNICATIONS	11.7%
American Tower Corp.(a)(b)		378,227	87,960,471
Crown Castle, Inc.(a)(b)		340,770	40,425,545

			128,386,016

TIMBERLAND	2.8%
Rayonier, Inc.(a)		275,688	8,871,640
Weyerhaeuser Co.(a)		645,989	21,873,187

			30,744,827

TOTAL COMMON STOCK (Identified cost—$497,145,386)			756,194,888

PREFERRED SECURITIES—EXCHANGE-TRADED	11.9%
BANKING	4.7%
Bank of America Corp., 4.25%, Series QQ(a)(e)		221,886	4,537,569
Bank of America Corp., 4.75%, Series SS(a)(e)		91,608	2,089,578
Bank of America Corp., 5.00%, Series LL(a)(e)		119,956	2,808,170
Bank of America Corp., 5.375%, Series KK(a)(e)		163,164	4,002,413
Bank of America Corp., 5.875%, Series HH(a)(e)		9,358	236,102
Bank of America Corp., 6.00%, Series GG(a)(e)		137,567	3,462,561
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(a)		88,400	1,729,104
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)(e)		93,596	2,068,472
JPMorgan Chase & Co., 4.55%, Series JJ(e)		35,699	805,726
JPMorgan Chase & Co., 5.75%, Series DD(a)(e)		29,951	757,161
M&T Bank Corp., 7.50%, Series J(e)		153,200	4,291,132
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(e)(f)		78,811	1,923,777
U.S. Bancorp, 4.00%, Series M(e)		59,019	1,165,625
Wells Fargo & Co., 4.25%, Series DD(a)(e)		201,775	4,089,979
Wells Fargo & Co., 4.375%, Series CC(a)(b)(e)		232,850	4,833,966
Wells Fargo & Co., 4.70%, Series AA(a)(e)		202,352	4,376,874
Wells Fargo & Co., 4.75%, Series Z(a)(e)		183,485	3,979,790
Wells Fargo & Co., 5.625%, Series Y(a)(e)		87,479	2,184,351
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(e)		1,801	2,309,242

			51,651,592

BROKERAGE	1.8%
Morgan Stanley, 4.25%, Series O(a)(e)		90,749	1,878,504
Morgan Stanley, 5.85%, Series K(a)(e)		187,444	4,669,230
Morgan Stanley, 6.375%, Series I(a)(b)(e)		179,679	4,547,676
Morgan Stanley, 6.50%, Series P(a)(e)		32,278	858,272
Morgan Stanley, 6.625%, Series Q(a)(e)		288,405	7,740,790

			19,694,472

CONSUMER DISCRETIONARY PRODUCTS	0.1%
Ford Motor Co., Senior Debt, 6.50%, due 8/15/62		29,877	762,162

CONSUMER STAPLE PRODUCTS	0.2%
CHS, Inc., 7.10%, Series 2(a)(e)		110,595	2,855,563

		Shares	Value
FINANCE	0.6%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64(a)		70,138	$1,820,081
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(f)		80,059	2,180,007
TPG Operating Group II LP, 6.95%, due 3/15/64		89,828	2,362,476

			6,362,564

INDUSTRIALS	0.4%
LXP Industrial Trust, 6.50%, Series C(a)(e)		76,536	4,056,408

INSURANCE	2.2%
Allstate Corp., 7.375%, Series J(a)(e)		50,204	1,390,651
Arch Capital Group Ltd., 4.55%, Series G(a)(e)		95,994	1,962,117
Assurant, Inc., 5.25%, due 1/15/61(a)		31,954	718,006
Athene Holding Ltd., 4.875%, Series D(a)(e)		102,832	1,994,941
Athene Holding Ltd., 5.625%, Series B(e)		16,977	381,983
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(e)(f)		118,320	2,939,069
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(f)		98,556	2,528,947
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(e)(f)		85,591	2,272,441
Enstar Group Ltd., 7.00% to 9/1/28, Series D(e)(f)		44,417	867,020
Equitable Holdings, Inc., 4.30%, Series C(e)		39,419	795,475
Equitable Holdings, Inc., 5.25%, Series A(a)(e)		51,202	1,186,350
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		81,178	2,207,230
Lincoln National Corp., 9.00%, Series D(a)(e)		83,136	2,350,255
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(a)(f)		57,371	1,520,905
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a)(e)		39,843	738,689

			23,854,079

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(e)		24,643	364,717

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 4.75%, Series C(e)		70,607	1,483,453
AT&T, Inc., 5.00%, Series A(e)		81,345	1,816,434
AT&T, Inc., Senior Debt, 5.35%, due 11/1/66(a)		1,053	25,872
Telephone & Data Systems, Inc., 6.00%, Series VV(e)		26,457	513,001
U.S. Cellular Corp., Senior Debt, 5.50%, due 3/1/70		30,877	687,631
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(a)		38,100	843,915
U.S. Cellular Corp., Senior Debt, 6.25%, due 9/1/69		91,121	2,143,166

			7,513,472

UTILITIES	1.2%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(e)		78,000	1,357,200
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(e)		60,941	1,120,705
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(a)		81,825	1,575,131
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)(e)		84,096	1,665,101
SCE Trust VI, 5.00% (TruPS)(e)		24,554	501,393
SCE Trust VII, 7.50%, Series M (TruPS)(a)(e)		175,360	4,694,387
SCE Trust VIII, 6.95%, Series N(a)(e)		97,636	2,606,881

			13,520,798

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$124,644,529)			130,635,827

		Principal Amount*		Value
PREFERRED SECURITIES—OVER-THE-COUNTER	56.7%
BANKING	32.4%
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(e)(f)(g)(h)		EUR	1,600,000	$1,862,299
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, due 3/10/55 (Ireland)(f)			2,130,000	2,209,109
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(e)(f)(g)(h)		EUR	2,800,000	3,255,205
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(e)(f)(g)			2,400,000	2,655,698
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(e)(f)(g)(h)		EUR	1,200,000	1,486,993
Banco Santander SA, 7.00% to 11/20/29 (Spain)(e)(f)(g)(h)		EUR	1,600,000	1,848,830
Banco Santander SA, 8.00% to 2/1/34 (Spain)(e)(f)(g)			4,800,000	5,105,304
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(e)(f)(g)			2,000,000	2,227,604
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(e)(f)(g)			4,800,000	5,655,089
Bank of America Corp., 4.375% to 1/27/27, Series RR(e)(f)			1,563,000	1,516,932
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(e)(f)			2,916,000	2,962,577
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(e)(f)			4,210,000	4,315,258
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(e)(f)			1,821,000	1,862,146
Bank of Montreal, 7.30% to 11/26/34, due 11/26/84 (Canada)(f)			2,410,000	2,545,027
Bank of Nova Scotia, 4.90% to 6/4/25 (Canada)(a)(b)(e)(f)			1,055,000	1,043,247
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(f)			1,800,000	1,932,944
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(f)			3,200,000	3,469,258
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(e)(f)			700,000	747,250
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(e)(f)(g)			2,200,000	2,195,338
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(e)(f)(g)			2,100,000	2,216,741
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(e)(f)(g)(h)		GBP	2,300,000	3,207,594
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(e)(f)(g)		GBP	1,400,000	1,989,352
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(e)(f)(g)			5,100,000	5,754,911
BNP Paribas SA, 4.625% to 1/12/27 (France)(a)(e)(f)(g)(i)			2,600,000	2,470,324
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(e)(f)(g)(i)			3,326,000	2,904,750
BNP Paribas SA, 7.375% to 9/10/34 (France)(e)(f)(g)(i)			3,600,000	3,755,234
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(e)(f)(g)(i)			6,400,000	6,758,022
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(e)(f)(g)(i)			6,800,000	7,312,332
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(b)(e)(f)(g)(i)			5,600,000	6,132,358
CaixaBank SA, 7.50% to 1/16/30 (Spain)(e)(f)(g)(h)		EUR	1,400,000	1,667,599
CaixaBank SA, 8.25% to 3/13/29 (Spain)(e)(f)(g)(h)		EUR	3,000,000	3,640,282
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)(e)(f)			9,965,000	9,570,773
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)(e)(f)			7,520,000	6,734,476
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)(a)			4,700,000	5,287,267
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(b)(e)(f)			4,599,000	4,437,928
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(e)(f)			1,256,000	1,209,090
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(b)(e)(f)			4,425,000	4,436,173
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(e)(f)			2,414,000	2,456,798
Citigroup, Inc., 7.00% to 8/15/34, Series DD(e)(f)			4,540,000	4,869,640
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(e)(f)			4,228,000	4,527,655
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(e)(f)			1,481,000	1,479,671
CoBank ACB, 6.25% to 10/1/26, Series I(c)(e)(f)			4,334,000	4,382,263
CoBank ACB, 6.45% to 10/1/27, Series K(e)(f)			2,740,000	2,753,130
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(e)(f)(g)(h)		GBP	1,400,000	1,935,388
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(e)(g)(i)(j)(k)(l)			1,200,000	117,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(e)(g)(i)(j)(k)(l)			1,200,000	117,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(e)(g)(i)(j)(k)(l)			1,000,000	97,500

	Principal Amount*			Value
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(e)(f)(g)		600,000		$588,132
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(e)(f)(g)(h)	EUR	2,200,000		2,553,100
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(e)(f)(g)(h)	EUR	1,200,000		1,463,597
Discover Financial Services, 6.125% to 6/23/25, Series D(e)(f)		790,000		791,618
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(e)(f)(g)(h)	EUR	1,400,000		1,599,614
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(e)(f)(i)		2,875,000		2,894,102
Farm Credit Bank of Texas, 7.75% to 6/15/29(e)(f)		1,655,000		1,713,203
First Horizon Bank, 6.416% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(e)(i)(m)		2,800	†	1,946,000
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(e)(f)		2,951,000		2,804,726
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(a)(e)(f)(i)		1,592,000		2,075,312
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(e)(f)(g)		3,400,000		3,096,280
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(e)(f)(g)		1,000,000		1,006,939
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)		600,000		659,171
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(e)(f)(g)		1,700,000		1,729,349
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(e)(f)(g)		1,400,000		1,445,650
HSBC Holdings PLC, 6.95% to 3/11/34 (United Kingdom)(e)(f)(g)		4,600,000		4,749,571
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(e)(f)(g)		1,600,000		1,718,597
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(e)(f)		3,043,000		2,910,134
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a)(e)(f)		4,061,000		4,078,697
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(e)(f)(g)(h)		3,030,000		2,811,964
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(a)(b)(e)(f)(g)		5,400,000		5,361,325
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(e)(f)(g)(h)		6,000,000		6,202,125
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(e)(f)(g)(h)		1,400,000		1,460,110
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(e)(f)(g)(h)		1,800,000		1,936,188
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(e)(f)(g)(h)	EUR	1,400,000		1,613,928
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(e)(f)(g)(i)		4,400,000		4,405,634
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)(e)(f)		8,999,000		9,672,044
KBC Group NV, 6.25% to 9/17/31 (Belgium)(e)(f)(g)(h)	EUR	1,800,000		2,012,230
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(e)(f)(g)		5,000,000		5,011,114
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(e)(f)(g)		2,800,000		2,832,600
M&T Bank Corp., 3.50% to 9/1/26, Series I(e)(f)		861,000		766,529
Nationwide Building Society, 7.50% to 12/20/30 (United Kingdom)(e)(f)(g)(h)	GBP	1,200,000		1,613,365
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(e)(f)(g)		2,200,000		2,204,360
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(e)(f)(g)		1,700,000		1,727,909
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(e)(f)(g)		800,000		874,746
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(e)(f)(g)(i)		2,070,000		2,100,439
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(e)(f)		4,401,000		4,467,917
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(e)(f)		3,973,000		4,054,435
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(e)(f)		5,282,000		5,377,034
Regions Financial Corp., 5.75% to 6/15/25, Series D(a)(e)(f)		1,472,000		1,469,306

		Principal Amount*			Value
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(e)(f)(g)(h)			1,200,000		$1,226,175
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(e)(f)(g)(i)			2,600,000		2,235,921
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(e)(f)(g)(i)			2,000,000		2,021,416
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(b)(e)(f)(g)(i)			5,200,000		5,475,818
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(e)(f)(g)(i)			2,800,000		3,016,541
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(e)(f)(g)(i)			3,200,000		3,402,861
State Street Corp., 6.70% to 3/15/29, Series I(a)(b)(e)(f)			3,784,000		3,929,635
State Street Corp., 6.70% to 9/15/29, Series J(e)(f)			3,180,000		3,300,210
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(e)(h)		EUR	3,660,950		4,648,571
Swedbank AB, 7.75% to 3/17/30 (Sweden)(e)(f)(g)(h)			2,600,000		2,755,996
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(b)(f)			5,600,000		6,021,747
Truist Financial Corp., 4.95% to 9/1/25, Series P(a)(e)(f)			898,000		891,820
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(e)(f)			3,523,000		3,478,161
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(b)(e)(f)			2,460,000		2,422,770
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(e)(f)(g)(i)			2,200,000		2,110,711
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(e)(f)(g)(i)			3,800,000		3,854,747
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(e)(f)(g)(i)			4,000,000		4,432,404
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(e)(f)(g)(i)			5,400,000		6,381,904
UniCredit SpA, 6.50% to 12/3/31, Series EMTN (Italy)(e)(f)(g)(h)		EUR	2,200,000		2,493,216
U.S. Bancorp, 3.70% to 1/15/27, Series N(a)(e)(f)			1,878,000		1,733,721
U.S. Bancorp, 5.30% to 4/15/27, Series J(a)(e)(f)			1,535,000		1,526,976
Virgin Money U.K. PLC, 8.25% to 6/17/27 (United Kingdom)(e)(f)(g)(h)		GBP	1,600,000		2,196,181
Virgin Money U.K. PLC, 11.00% to 12/8/28 (United Kingdom)(e)(f)(g)(h)		GBP	800,000		1,219,811
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(b)(e)(f)			10,126,000		9,847,847
Wells Fargo & Co., 5.95%, due 12/15/36(a)(b)			2,969,000		3,129,696
Wells Fargo & Co., 6.85% to 9/15/29(e)(f)			6,930,000		7,250,187
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)(e)(f)			5,080,000		5,544,993

					355,466,489

BROKERAGE	0.9%
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)(a)			2,301,000		2,484,593
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(e)(f)			1,321,000		1,423,297
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(e)(f)			5,946,000		6,317,447

					10,225,337

CAPITAL GOODS	0.1%
Air Lease Corp., 6.00% to 9/24/29, Series D(e)(f)			840,000		833,430

CONSUMER STAPLE PRODUCTS	0.7%
Dairy Farmers of America, Inc., 7.875%(a)(b)(e)(i)			82,000	†	8,036,000

ENERGY	0.5%
BP Capital Markets PLC, 4.375% to 6/22/25(e)(f)			280,000		277,999
BP Capital Markets PLC, 4.875% to 3/22/30(a)(e)(f)			1,985,000		1,969,671
BP Capital Markets PLC, 6.45% to 12/1/33(a)(e)(f)			2,880,000		3,036,767

					5,284,437

		Principal Amount*		Value
FINANCE	0.7%
American Express Co., 3.55% to 9/15/26, Series D(a)(e)(f)			3,017,000	$2,866,692
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(a)(b)(f)(i)			1,499,000	1,495,253
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(b)(f)(i)			2,365,000	2,260,574
PNC Financial Services Group, Inc., 3.40% to 9/15/26, Series T(e)(f)			742,000	679,532

				7,302,051

INSURANCE	6.9%
Aegon Ltd., 5.50% to 4/11/28, due 4/11/48 (Netherlands)(a)(f)			800,000	801,241
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(e)(f)(g)(i)			2,200,000	2,124,715
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(f)			2,900,000	2,940,261
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a)(f)			1,475,000	1,415,267
Corebridge Financial, Inc., 6.375% to 9/15/34, due 9/15/54(f)			2,180,000	2,207,882
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(f)			2,820,000	2,919,783
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(a)(f)			2,315,000	2,161,917
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a)(e)(f)			1,365,000	1,355,452
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(f)(i)			3,582,000	3,430,195
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(f)(i)			2,455,000	2,568,745
Hartford Financial Services Group, Inc., 7.505% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(i)(m)			2,200,000	2,041,175
ILFC E-Capital Trust I, 6.565% (3 Month USD Term SOFR + 1.812%), due 12/21/65 (TruPS)(a)(i)(m)			1,483,000	1,175,718
La Mondiale SAM, 6.75% to 1/17/34, Series EMTN (France)(e)(f)(g)(h)		EUR	1,500,000	1,678,267
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(e)(f)			1,745,000	1,923,869
Meiji Yasuda Life Insurance Co., 5.80% to 9/11/34, due 9/11/54 (Japan)(f)(i)			3,000,000	3,085,452
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a)(b)(i)			3,181,000	3,546,831
MetLife, Inc., 9.25%, due 4/8/38(a)(b)(i)			7,665,000	9,160,135
MetLife, Inc., 10.75%, due 8/1/39(a)(b)			1,367,000	1,956,383
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(b)(f)			3,153,000	3,273,057
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(f)			4,586,000	4,912,775
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(f)			2,520,000	2,740,031
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(e)(f)(i)			4,200,000	4,187,077
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(f)(h)			1,700,000	1,716,301
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(e)(f)(g)(h)			1,700,000	1,579,139
Rothesay Life PLC, 7.00% to 6/11/29, due 9/11/34 (United Kingdom)(f)(h)			1,400,000	1,483,065
SBL Holdings, Inc., 6.50% to 11/13/26(a)(e)(f)(i)			2,270,000	1,958,467
SBL Holdings, Inc., 7.00% to 5/13/25(a)(e)(f)(i)			1,690,000	1,526,788
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(e)(f)(i)			2,800,000	2,902,217
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(f)(h)			3,700,000	3,255,306

				76,027,511

PIPELINES	5.8%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(f)			780,000	759,933
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(a)(f)			1,545,000	1,518,686

		Principal Amount*	Value
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(f)		5,120,000	$5,133,276
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)(b)(f)		5,330,000	5,334,312
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(f)		2,420,000	2,543,185
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(f)		1,914,000	1,976,544
Enbridge, Inc., 7.375% to 12/15/29, due 3/15/55 (Canada)(f)		695,000	722,553
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)(f)		4,056,000	4,342,613
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(f)		3,390,000	3,599,444
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(b)(f)		4,470,000	5,010,861
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(b)(e)(f)		2,170,000	2,170,234
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(e)(f)		3,870,000	3,962,977
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(f)(i)		2,260,000	2,376,333
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(f)(i)		2,090,000	2,167,457
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(b)(f)		8,294,000	8,040,445
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(f)		4,969,000	4,830,603
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a)(b)(f)		6,710,000	6,678,702
Venture Global LNG, Inc., 9.00% to 9/30/29(e)(f)(i)		1,880,000	1,907,061

			63,075,219

RETAIL & WHOLESALE—STAPLES	0.2%
Land O’ Lakes, Inc., 7.00%(a)(e)(i)		1,650,000	1,361,250
Land O’ Lakes, Inc., 7.25%(a)(e)(i)		945,000	799,468

			2,160,718

SHOPPING CENTER	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(f)(i)		907,000	901,924
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(f)(i)		2,300,000	2,269,695
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(e)(f)(h)		EUR 1,200,000	1,457,093

			4,628,712

TELECOMMUNICATION SERVICES	0.3%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(e)(f)(h)		EUR 1,200,000	1,428,609
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(f)		2,290,000	2,078,492

			3,507,101

UTILITIES	7.8%
AES Corp., 7.60% to 10/15/29, due 1/15/55(f)		1,690,000	1,778,402
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(f)		5,618,000	5,267,263
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(f)(i)		1,740,000	1,781,557
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(f)		2,670,000	2,531,426
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(f)		3,570,000	3,807,973
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(f)		3,464,000	3,650,346
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(f)		528,000	545,774
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(f)		1,315,000	1,369,225
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a)(f)		1,600,000	1,545,685
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(e)(f)		4,487,000	4,392,550
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(f)		2,055,000	2,183,080
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(f)		3,217,000	3,520,450
Duke Energy Corp., 6.45% to 6/3/34, due 9/1/54(f)		4,658,000	4,848,046
Edison International, 5.375% to 3/15/26, Series A(a)(e)(f)		3,860,000	3,831,409
Edison International, 7.875% to 3/15/29, due 6/15/54(a)(f)		1,590,000	1,674,149
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(b)(f)		3,161,000	3,191,093
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(f)		3,515,000	3,653,277
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(f)(i)		1,750,000	1,850,844

		Principal Amount*	Value
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(a)(f)		1,382,000	$1,323,251
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(b)(f)		1,547,000	1,542,158
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(b)(f)		4,878,000	5,129,227
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(f)		6,075,000	6,570,671
NiSource, Inc., 6.375% to 12/31/34, due 3/31/55(f)		2,210,000	2,256,861
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(f)		1,325,000	1,372,089
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(f)		3,360,000	3,211,520
Sempra, 4.875% to 10/15/25(a)(b)(e)(f)		2,181,000	2,163,043
Sempra, 6.40% to 7/1/34, due 10/1/54(f)		3,860,000	3,876,914
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(f)		4,655,000	4,836,773
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(f)		1,687,000	1,635,791

			85,340,847

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$597,826,021)			621,887,852

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.1%
Legacy Gateway JV LLC, Plano, TX(l)		33.6%	11,749,764

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			11,749,764

		Shares
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.95%(n)		18,237,298	18,237,298

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$18,237,298)			18,237,298

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,251,925,210)	140.3%		1,538,705,629
WRITTEN OPTION CONTRACTS (Premiums received—$131,867)	(0.0)		(94,772)
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.3)		(441,994,038)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS (Equivalent to $22.92 per share based on 47,848,872 shares of common stock outstanding)	100.0%		$1,096,491,819

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call — American Tower Corp.	$240.00	10/18/24	(88)	$(2,046,528)	$(16,625)	$(13,024)
Call — Prologis, Inc.	130.00	10/18/24	(157)	(1,982,596)	(34,787)	(25,905)
Call — Simon Property Group, Inc.	175.00	10/18/24	(118)	(1,994,436)	(25,083)	(9,440)
Call — Iron Mountain, Inc.	125.00	11/15/24	(177)	(2,103,291)	(47,081)	(45,135)
Put — Iron Mountain, Inc.	97.50	10/18/24	(177)	(2,103,291)	(6,882)	(736)
Put — Rexford Industrial Realty, Inc.	45.00	10/18/24	(32)	(160,992)	(1,409)	(532)
			(749)	$(10,391,134)	$(131,867)	$(94,772)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$105,000,000	0.670%	Monthly	4.944%(p	)	Monthly	9/15/25	$3,484,043	$9,427	$3,493,470
87,500,000	1.240%	Monthly	4.944%(p	)	Monthly	2/3/26	3,151,243	1,654	3,152,897
65,000,000	0.762%	Monthly	4.944%(p	)	Monthly	9/15/26	3,568,121	9,087	3,577,208
105,000,000	1.237%	Monthly	4.944%(p	)	Monthly	9/15/27	6,672,193	16,685	6,688,878
							$16,875,600	$36,853	$16,912,453

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the period ended September 30, 2024.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	32,912,051	USD	36,478,730	10/2/24	$(157,300)
Brown Brothers Harriman	EUR	2,800,000	USD	3,087,224	10/2/24	(29,594)
Brown Brothers Harriman	GBP	7,773,808	USD	10,217,582	10/2/24	(175,612)
Brown Brothers Harriman	GBP	1,218,989	USD	1,590,135	10/2/24	(39,593)
Brown Brothers Harriman	USD	35,102,524	EUR	31,449,366	10/2/24	(94,681)
Brown Brothers Harriman	USD	1,534,890	EUR	1,378,177	10/2/24	(773)
Brown Brothers Harriman	USD	1,652,676	EUR	1,484,740	10/2/24	61
Brown Brothers Harriman	USD	1,551,395	EUR	1,399,768	10/2/24	6,756
Brown Brothers Harriman	USD	12,061,319	GBP	8,992,797	10/2/24	(38,397)
Brown Brothers Harriman	EUR	31,707,705	USD	35,436,848	11/4/24	92,890
Brown Brothers Harriman	GBP	9,218,536	USD	12,362,886	11/4/24	38,356
						$(397,887)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $942,545,108 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $409,627,091 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $5,906,334 in aggregate has been pledged as collateral.
(d)	Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed–rate coupon period.
(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $186,693,436 which represents 17.0% of the net assets of the Fund (12.1% of the managed assets of the Fund).

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $69,308,141 which represents 6.3% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $140,933,261 which represents 12.9% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Non–income producing security.
(k)	Security is in default.
(l)	Security value is determined based on significant unobservable inputs (Level 3).
(m)	Variable rate. Rate shown is in effect at September 30, 2024.
(n)	Rate quoted represents the annualized seven-day yield.
(o)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2024.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party brokerdealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RNP Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate	$756,194,888	$—	$—		$756,194,888
Preferred Securities—Exchange-Traded	130,635,827	—	—		130,635,827
Preferred Securities—Over-the-Counter:
Banking	—	355,134,989	331,500	(a)	355,466,489
Other Industries	—	266,421,363	—		266,421,363
Private Real Estate	—	—	11,749,764	(b)	11,749,764
Short-Term Investments	—	18,237,298	—		18,237,298

Total Investments in Securities(c)	$886,830,715	$639,793,650	$12,081,264		$1,538,705,629

Forward Foreign Currency Exchange Contracts	$—	$138,063	$—		$138,063
Interest Rate Swap Contracts	—	16,912,453	—		16,912,453

Total Derivative Assets(c)	$—	$17,050,516	$—		$17,050,516

Forward Foreign Currency Exchange Contracts	$—	$(535,950)	$—		$(535,950)
Written Option Contracts	(93,504)	(1,268)	—		(94,772)

Total Derivative Liabilities(c)	$(93,504)	$(537,218)	$—		$(630,722)

(a)

Securities have been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as Level 3 securities. Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2023	Transfer out of Level 3		Change in unrealized appreciation (depreciation)	Balance as of September 30, 2024
Common Stock—Real Estate—Industrials	$6,644,980	$(4,790,155	)(a)	$(1,854,825)	$—
Preferred Securities—Over-the-Counter—Consumer Staple Products	7,831,000	(8,036,000	)(b)	205,000	—
Private Real Estate—Office	13,053,225	—		(1,303,461)	11,749,764

(a)

As of December 31, 2023, the Fund used significant unobservable inputs in determining the value of this investment. As of September 30, 2024, the same investment was transferred from Level 3 to Level 1 as a result of the availability of quoted prices in active markets.

(b)

As of December 31, 2023, the Fund used significant unobservable inputs in determining the value of this investment. As of September 30, 2024, the same investment was transferred from Level 3 to Level 2 as a result of the availability of observable inputs.

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2024 which were valued using significant unobservable inputs (Level 3) amounted to $(1,303,461).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2024	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
		Discounted	Terminal Capitalization Rate	7.00%	Decrease
Private Real Estate—Office	$11,749,764	Cash Flow	Discount Rate	8.00%	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized appreciation and depreciation. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset. At September 30, 2024, the Fund did not have any total return swap contracts outstanding.

At September 30, 2024, the Fund did not have any total return swap contracts outstanding.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the monthly average volume of the Fund’s option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2024:

	Purchased Option Contracts(a)	Written Option Contracts(a)	Total Return Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount(b)	$1,840,178	$13,257,891	$14,886,005	$43,934,764

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts, total return swap contracts and forward foreign exchange contracts outstanding at month-end. For the period, this represents three months for purchased option contracts, nine months for written option contracts, five months for total return swap contracts and nine months for forward foreign currency exchange contracts.